Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Royal Hawaiian Orchards, L.P. (the “Partnership”) for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned management of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Bradford Nelson

Bradford Nelson
Chief Executive Officer and Chief Financial Officer (Principal Executive and Financial Officer) of Royal Hawaiian Resources, Inc., Managing General Partner of Royal Hawaiian Orchards, L.P.
November 14, 2017